UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 438-9132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

An annual meeting of stockholders of CLS Holdings USA, Inc. (the “Company”) was held on Monday, November 16, 2020 (the “Annual Meeting”). There were present, in person or by proxy, holders of 77,901,343 shares of common stock, which constituted 61.54% of the 126,571,416 shares eligible to vote at the Meeting.

Proposal 1: The proposal to elect Frank Koretsky to serve for a one-year term as the Class I director was approved with the following votes:

For	Withheld
60,091,015	702,618

Of the shares voted, 100% voted in favor of Proposal 1.

Proposal 2: The proposal to elect Andrew Glashow to serve for a two-year term as the Class II director was approved with the following votes:

For	Withheld
60,024,208	769,425

Of the shares voted, 100% voted in favor of Proposal 2.

Proposal 3: The proposal to elect Jeffrey Binder to serve for a three-year term as the Class III director was approved with the following votes:

For	Withheld
60,018,773	774,860

Of the shares voted, 100% voted in favor of Proposal 3.

Proposal 4: The proposal to ratify the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021 was approved with the following votes:

For	Against	Withheld
77,551,893	59,276	290,174

Of the shares voted, 99.92% voted in favor of Proposal 4.

Proposal 5: The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved with the following votes:

For	Against	Withheld
47,025,142	821,080	12,947,411

Of the shares voted, 98.28% voted in favor of Proposal 5.

Proposal 6: The proposal to recommend the preferred frequency for future non-binding advisory votes to approve the compensation of the Company’s named executive officers received the following votes:

1 Year	2 Years	3 Years	Abstentions
20,230,343	12,696,076	25,345,649	2,521,565

Of the shares voted, 34.71% voted in favor of 1 year, 21.78% voted in favor of 2 years, and 43.49% voted in favor of 3 years under Proposal 6.

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for the Annual Meeting and the vote of the stockholders at the Annual Meeting, the Board of Directors has determined to obtain an advisory stockholder vote on the compensation of the Company’s named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: November 19, 2020	By: /s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman and Chief Executive Officer